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                                                                      EXHIBIT 32

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the filing of the Quarterly Report on Form 10-Q for the quarter ended June 30, 2004 (the "Report") by Wilshire Financial Services Group Inc. (the "Company"), the undersigned officer of the Company hereby certifies that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the period covered by the Report.

                                        WILSHIRE FINANCIAL SERVICES GROUP INC.

Date: August 13, 2004                   /s/ JOSEPH W. KILEY III
                                        -------------------------
                                        JOSEPH W. KILEY III
                                        CHIEF EXECUTIVE OFFICER AND
                                        CHIEF FINANCIAL OFFICER